                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)              May 10, 2002
                                                                 ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

               333-24023                               51-0269396
             -------------                             ----------
        (Commission File Number)          (IRS Employer Identification Number)



201 North Walnut Street, Wilmington, Delaware                          19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                 (302) 594-4000
----------------------------------------------------------
Registrant's telephone number, including area code


                                       N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 7.   Financial Statements and Exhibits

          (c)     Exhibits.


       Exhibit No.   Document Description
       -----------   --------------------

          (20.1)     Excess Spread Analysis

          (20.2)     Monthly Servicer's Certificate, Series 1997-1

          (20.3)     Monthly Holders' Statement, Series 1997-1

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,



                              By:     /s/ Tracie H. Klein
                                     ---------------------------
                              Name:  Tracie H. Klein
                              Title: First Vice President






Date: May 15, 2002
      ------------

                                INDEX TO EXHIBITS

     Exhibit No.   Document Description                                 Sequential Page No.
     -----------   --------------------                                 -------------------
        20.1       Excess Spread Analysis                                        5

        20.2       Monthly Servicer's Certificate, Series 1997-1                 6

        20.3       Monthly Holders' Statement, Series 1997-1                    12